UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 25, 2018

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32242	38-2511577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan		48105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

The document attached hereto as Exhibit 99.1 is a copy of a report provided by Domino’s Pizza, Inc. (the “Company”) to holders of the Series 2015-1 4.474% Fixed Rate Senior Secured Notes, Class A-2-II, holders of the Series 2017-1 Floating Rate Senior Secured Notes, Class A-2-I, holders of the Series 2017-1 3.082% Fixed Rate Senior Secured Notes, Class A-2-II, holders of the Series 2017-1 4.118% Fixed Rate Senior Secured Notes, Class A-2-III, holders of the Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I, holders of the Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II, and holders of the Series 2017-1 Variable Funding Senior Secured Notes, Class A-1, of Domino’s Pizza Master Issuer LLC, a subsidiary of the Company. The information in this Form 8-K and the Exhibit attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Domino’s Pizza Master Issuer LLC Quarterly Noteholders’ Statement for the third quarter of 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: October 25, 2018	/s/ Jeffrey D. Lawrence
Jeffrey D. Lawrence
Chief Financial Officer